UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number 811-08297

                             Oppenheimer MidCap Fund
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                      (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
                  498 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
                         (Name and address of agent for service)


Registrant's telephone number, including area code: (303) 768-3200
                                                    --------------

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2002 - April 30, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

April 30, 2003

       Oppenheimer
       MidCap Fund



                                                        Management
                                                       Commentaries
                                                            and
                                                        Semiannual
                                                          Report


MANAGEMENT COMMENTARIES
    Performance Update
    Investment Strategy Discussion
    Listing of Top Holdings
SEMIANNUAL REPORT AND FINANCIAL STATEMENTS
    Listing of Investments
    Financials

"We believe the Fund's long-term record of performance demonstrates the enduring value of our disciplined approach to growth investing, which focuses on a company's ability to sustain true internal revenue growth."


                                                          [LOGO]
                                                    OppenheimerFunds[R]
                                                  The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer MidCap Fund seeks capital appreciation.


    MANAGEMENT COMMENTARIES AND ADDITIONAL DISCLOSURES

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Manager

26  Trustees and Officers Listing

28  Privacy Policy Notice

    SEMIANNUAL
    REPORT AND
    FINANCIAL
    STATEMENTS

 7  Statement of
    Investments

 9  Statement of Assets
    and Liabilities

11  Statement of
    Operations

12  Statements
    of Changes
    in Net Assets

13  Financial Highlights

18  Notes to Financial
    Statements


Cumulative Total Returns*
          For the 6-Month Period
          Ended 4/30/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   0.79%        -5.01%
---------------------------------
Class B   0.45         -4.55
---------------------------------
Class C   0.45         -0.55
---------------------------------
Class N   0.70         -0.30
---------------------------------
Class Y   1.03

---------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 4/30/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A  -18.99%       -23.65%
---------------------------------
Class B  -19.61        -23.63
---------------------------------
Class C  -19.61        -20.41
---------------------------------
Class N  -19.18        -19.99
---------------------------------
Class Y  -18.53





Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

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 Not part of the semiannual report to Fund shareholders
--------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder,


It is nearly impossible to reflect on the past six months without thinking about the war with Iraq. We experienced a range of emotions in the days leading up to the war and especially as the media brought the war into our homes, as never before.
   At OppenheimerFunds, we face the difficult task of looking beyond the war to see its long-term impact, together with other factors, on the global economy, the financial markets and, in the end, your investment with us. It's a responsibility that we take very seriously and becomes our primary focus during uncertain times like these.
   It is our strong belief that investors can be well served by this professional insight and by the guidance provided by a financial advisor. In partnership with OppenheimerFunds, your financial advisor can help you navigate through this volatile and sometimes unpredictable environment. We encourage you to continue to work closely with your advisor to develop and implement an investment plan that fits your goals and risk tolerance.
   On our end, we continue to be the home to some of the most experienced and talented investment professionals in the industry. They remain focused on proven methods that drive informed, intelligent investment decisions. It is an approach we are proud of and one that has served investors well in a variety of market conditions.
   We've found that in good times and bad, the fundamental principles of investing remain key for financial success. These principles-- investing according to your goals, diversifying your portfolio and benefiting from the value of professional investment advice--are simple ideas that have proven themselves over time, and, we believe, will prove themselves again.
   We thank you for your continued confidence in OppenheimerFunds and encourage you to visit our website, www.oppenheimerfunds.com, or speak with your advisor for up to date information on your investments and the markets.

Sincerely,

/S/ SIGNATURE

John V. Murphy
May 21, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                             PHOTO OF JOHN V. MURPHY
                             President
                             Oppenheimer
                             MidCap Fund

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 Not part of the semiannual report to Fund shareholders
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1  |  OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q

How would you characterize the Fund's performance during the six-month period that ended April 30, 2003?

A. The Fund delivered slightly below average performance during a difficult period. 1 Returns were undermined by high levels of market volatility generated by unpredictable geopolitical events and a shaky transition from recession to gradual growth. We believe these results generally reflect short-term market fluctuations rather than the broader trends responsible for the Fund's longer-term performance. We believe our long-term record of performance demonstrates the enduring value of our disciplined approach to growth investing, which focuses on a company's ability to sustain true internal revenue growth.

What made this such a challenging period for stocks?
Conflicting economic and political forces battered markets during the past six months. On the positive side, the U.S. economy showed signs of modest growth, while interest rates remained low and inflation remained in check. On the negative side, corporate capital spending remained weak, consumer sentiment declined and geopolitical uncertainties sapped investor confidence. These conditions created high levels of volatility, with stock prices rising and falling in response to international political developments as well as company-specific business results.

   The market's volatility was also reflected in abrupt shifts in sentiment with regard to various industries and sectors. For example, technology and health care stocks tended to move in opposite directions at any one moment, depending on whether the news of the day encouraged growth investors to hold a more strongly positive or negative economic outlook. As optimism rose, investors shifted assets into technology stocks they believed were more likely to benefit from economic gains. As prospects for growth dimmed, growth investors sought shelter

Portfolio Manager
Bruce Bartlett

1. The Fund's performance is compared to the S&P MidCap 400 Index, an unmanaged index of midcap equity securities, which had a six-month return of 3.98% for the period ended 4/30/03.

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 Not part of the semiannual report to Fund shareholders
--------------------------------------------------------

2  |  OPPENHEIMER MIDCAP FUND
in the traditionally defensive health care area. These shifts drove individual stock prices sharply higher and lower, often without any reference to a company's underlying fundamentals.

How did you manage the Fund under these conditions? We focused on stocks of companies with strong earnings growth generated by increasing sales. We believe that sales-driven earnings growth is intrinsically more sustainable than growth that is driven primarily by acquisitions or accounting gimmicks. Among stocks that met our investment criteria, we emphasized those we believed could maintain revenue growth during this difficult economic period. By focusing on the quality rather than the magnitude of a company's growth, we cushioned the impact of market volatility on the Fund, while avoiding many of the market's sharpest losses. We also maintained the Fund's concentration on mid-cap stocks. Mid-cap companies generally provide greater growth potential than larger companies and lower risks of failure than smaller companies, thereby offering the best of both worlds.

   Our company-by-company stock selection approach led us to concentrate a relatively high percentage of assets in the areas of health care, consumer and technology, each of which resulted in positive contributions to the Fund's relative performance in the last six months. Health care proved to be the Fund's largest single area of investment, because that's where we found the largest number of companies generating the kind of sustainable, internal revenue growth we target. Key holdings included equipment suppliers, such as Varian Medical Systems, Inc., and biotechnology companies, such as Gilead Sciences, Inc. While we sold some positions in drug distribution companies that experienced a slowdown in revenue growth, we added to other positions, such as Biomet, Inc., that were generating above-average, sales-driven earnings growth. In the consumer area, we succeeded in identifying several strong-performers despite weakness in consumer sentiment and seasonally

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 Not part of the semiannual report to Fund shareholders
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3  |  OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

disappointing sales experienced by many leading companies. Above-average holdings ranged from natural foods retailers, such as Whole Foods Market, Inc., to upscale apparel and accessories companies, such as Coach, Inc. Among technology stocks, we emphasized companies that stand at a favorable point in their product cycle, such as wireless equipment manufacturers (e.g., UTStarcom, Inc.), semiconductor makers (Marvell Technology Group Ltd.), and software security developers (Symantec Corp.).

   On the other hand, the Fund sustained steeper-than-average losses in the areas of industrials and financials. Both of these areas were adversely affected by the market volatility and sector rotation trends mentioned earlier, as well as weakening fundamentals among some of the Fund's individual holdings. We responded by reducing the Fund's exposure to companies that showed disappointing levels of growth.

What is your outlook for the future?
While short-term growth prospects are likely to face continuing geopolitical and economic pressures, longer-term prospects appear favorable. Many of the inventory excesses that inhibited technology growth in the past two years have run their course, while low interest rates are likely to encourage companies to reinvest in their business infrastructure. On the health care front, positive regulatory developments have opened the door to new drug approvals.

   As always, we remain sharply focused on the underlying fundamentals that we believe are the most reliable indicators of a company's long-term growth prospects. Our disciplined strategy of building the portfolio one company and one investment at a time has earned Oppenheimer MidCap Fund its exceptional record of performance, and makes the Fund a continuing part of The Right Way to Invest.

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/03 2

Class A           Since
1-Year    5-Year  Inception
---------------------------
-30.41%   -3.77%   0.56%

Class B           Since
1-Year    5-Year  Inception
---------------------------
-30.37%  -3.71%  -0.78%

Class C           Since
1-Year    5-Year  Inception
---------------------------
-27.46%   -3.36%   0.94%

Class N           Since
1-Year    5-Year  Inception
---------------------------
-27.16%   N/A   - 24.57%

Class Y           Since
1-Year    5-Year  Inception
---------------------------
-25.76%   -2.15%  2.19%


2. See Notes on page 6 for further details.

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 Not part of the semiannual report to Fund shareholders
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4  |  OPPENHEIMER MIDCAP FUND

Top Ten Common Stock Holdings 4
-------------------------------------------------------------
Bed Bath & Beyond, Inc.                                  7.2%
-------------------------------------------------------------
Varian Medical Systems, Inc.                             6.7
-------------------------------------------------------------
Gilead Sciences, Inc.                                    5.8
-------------------------------------------------------------
Lincare Holdings, Inc.                                   5.3
-------------------------------------------------------------
Stryker Corp.                                            4.9
-------------------------------------------------------------
Coach, Inc.                                              4.4
-------------------------------------------------------------
Radian Group, Inc.                                       4.4
-------------------------------------------------------------
UTStarcom, Inc.                                          4.1
-------------------------------------------------------------
Apollo Group, Inc., Cl. A                                3.6
-------------------------------------------------------------
Biomet, Inc.                                             3.5

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Five Stock Industries 4
-------------------------------------------------------------
Health Care Equipment & Supplies                        15.0%
-------------------------------------------------------------
Specialty Retail                                         9.8
-------------------------------------------------------------
Biotechnology                                            8.7
-------------------------------------------------------------
Insurance                                                7.7
-------------------------------------------------------------
Software                                                 6.6

-------------------------------------
Sector Allocation 3

[PIE CHART]

o  Health Care                  32.5%
     Health Care Equipment
     & Supplies                 16.8
     Bio-
     technology                  9.7
     Health Care
     Providers &
     Services                    6.0
o  Consumer
   Discretionary                23.6
o  Information
   Technology                   20.3
o  Financials                   13.4
o  Industrials                   6.9
o  Consumer
   Staples                       3.3
-------------------------------------

3. Portfolio's holdings and allocations are subject to change. Percentages are as of April 30, 2003, and are based on total market value of common stock investments.
4. Portfolio's holdings and allocations are subject to change. Percentages are as of April 30, 2003, and are based on net assets.

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 Not part of the semiannual report to Fund shareholders
--------------------------------------------------------

5  |  OPPENHEIMER MIDCAP FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/1/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

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 Not part of the semiannual report to Fund shareholders
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6  |  OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  April 30, 2003 / Unaudited

                                         Market Value
                                Shares     See Note 1
------------------------------------------------------
 Common Stocks--89.5%
------------------------------------------------------
 Consumer Discretionary--21.1%
------------------------------------------------------
 Hotels, Restaurants & Leisure--1.7%
 Outback
 Steakhouse, Inc.             166,500    $  5,950,710
------------------------------------------------------
 Wendy's
 International, Inc.          222,500       6,461,400
                                         ------------
                                           12,412,110

------------------------------------------------------
 Media--2.6%
 Univision
 Communications,
 Inc., Cl. A 1                620,000      18,773,600
------------------------------------------------------
 Multiline Retail--2.6%
 Family Dollar
 Stores, Inc.                 550,000      18,804,500
------------------------------------------------------
 Specialty Retail--9.8%
 Abercrombie &
 Fitch Co., Cl. A 1           224,000       7,365,120
------------------------------------------------------
 Bed Bath &
 Beyond, Inc. 1             1,320,000      52,153,200
------------------------------------------------------
 CarMax, Inc. 1               360,000       7,614,000
------------------------------------------------------
 Weight Watchers
 International, Inc. 1         77,100       3,622,158
                                        -------------
                                           70,754,478

------------------------------------------------------
 Textiles & Apparel--4.4%
 Coach, Inc. 1                739,000      32,153,890
------------------------------------------------------
 Consumer Staples--3.0%
------------------------------------------------------
 Food & Drug Retailing--3.0%
 Whole Foods
 Market, Inc. 1               360,000      21,369,600
------------------------------------------------------
 Financials--12.0%
------------------------------------------------------
 Banks--2.1%
 Commerce
 Bancorp, Inc.                368,000      14,966,560
------------------------------------------------------
 Diversified Financials--2.2%
 Doral Financial Corp.        404,200      16,172,042
------------------------------------------------------
 Insurance--7.7%
 AMBAC Financial
 Group, Inc.                  131,600       7,678,860
------------------------------------------------------
 MBIA, Inc.                   358,700      16,033,890
------------------------------------------------------
 Radian Group, Inc.           801,100      31,803,670
                                         ------------
                                           55,516,420


                                         Market Value
                                Shares     See Note 1
------------------------------------------------------
 Health Care--29.0%
------------------------------------------------------
 Biotechnology--8.7%
 Gilead Sciences, Inc. 1      914,300    $ 42,185,802
------------------------------------------------------
 IDEC Pharmaceuticals
 Corp. 1                      301,000       9,857,750
------------------------------------------------------
 Medimmune, Inc. 1            300,000      10,581,000
                                         ------------
                                           62,624,552

------------------------------------------------------
 Health Care Equipment & Supplies--15.0%
 Biomet, Inc.                 832,500     25,357,950
---------------------------------------- -------------
 Stryker Corp.                525,000      35,180,250
------------------------------------------------------
 Varian Medical
 Systems, Inc. 1              898,000      48,366,280
                                         ------------
                                          108,904,480

------------------------------------------------------
 Health Care Providers & Services--5.3%
 Lincare
 Holdings, Inc. 1           1,268,400      38,521,308
------------------------------------------------------
 Industrials--6.2%
------------------------------------------------------
 Commercial Services & Supplies--4.1%
 Apollo Group,
 Inc., Cl. A 1                475,000      25,744,525
------------------------------------------------------
 Career Education
 Corp. 1                       60,000       3,607,800
                                         ------------
                                           29,352,325

------------------------------------------------------
 Machinery--2.1%
 SPX Corp. 1                  450,000      15,210,000
------------------------------------------------------
 Information Technology--18.2%
------------------------------------------------------
 Communications Equipment--4.1%
 UTStarcom, Inc. 1          1,362,900      29,671,696
------------------------------------------------------
 Computers & Peripherals--0.4%
 Network
 Appliance, Inc. 1            250,000       3,320,000
------------------------------------------------------
 Electronic Equipment & Instruments--1.1%
 Garmin Ltd. 1                186,200       7,891,156
------------------------------------------------------
 Internet Software & Services--1.0%
 Expedia, Inc., Cl. A 1       125,000       7,223,750
------------------------------------------------------
 Semiconductor Equipment & Products--5.0%
 Marvell Technology
 Group Ltd. 1                 800,000      18,463,200
------------------------------------------------------
 QLogic Corp. 1               400,000      17,596,000
                                         ------------
                                           36,059,200
------------------------------------------------------
 Software--6.6%
 Mercury
 Interactive Corp. 1          700,000      23,758,000

7  |  OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                         Market Value
                                Shares     See Note 1
------------------------------------------------------
 Software Continued
 Symantec Corp. 1             539,300    $ 23,702,235
                                         ------------
                                           47,460,235
                                         ------------
 Total Common Stocks
 (Cost $594,974,075)                      647,161,902

------------------------------------------------------
 Preferred Stocks--0.1%

 Axsun Technologies, Inc.,
 Cv., Series C 1,2,3          771,208         363,933
------------------------------------------------------
 Centerpoint Broadband
 Technologies, Inc., Cv.,
 Series D 1,2                 556,586              --
------------------------------------------------------
 fusionOne, Inc., 8%
 Non-Cum. Cv.,
 Series D 1,2,3             1,675,894          63,181
------------------------------------------------------
 ITF Optical
 Technologies, Inc.,
 Cv., Series A 1,2,3          200,000         116,760
                                         ------------
 Total Preferred Stocks
 (Cost $29,100,099)                           543,874

                             Principal  Market Value
                               Amount      See Note 1
------------------------------------------------------
 Joint Repurchase Agreements--13.3% 4

 Undivided interest of 11.64% in joint
 repurchase agreement (Market Value
 $827,630,000) with PaineWebber, Inc.,
 1.31%, dated 4/30/03, to be repurchased
 at $96,366,507 on 5/1/03, collateralized
 by Federal Home Loan Mortgage Corp.,
 5.50%, 4/1/33--5/1/33, with a value
 of $844,859,664
 (Cost $96,363,000)       $96,363,000    $ 96,363,000

------------------------------------------------------
 Total Investments,
 at Value
 (Cost $720,437,174)            102.9%    744,068,776
------------------------------------------------------
 Liabilities
 in Excess of
 Other Assets                    (2.9)    (20,677,626)
                                ----------------------
 Net Assets                     100.0%   $723,391,150
                                ======================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2003. The aggregate fair value of securities of affiliated companies held by the Fund as of April 30, 2003 amounts to $543,874. Transactions during the period in which the issuer was an affiliate are as follows:

                                                     Shares      Gross       Gross          Shares    Unrealized
                                           October 31, 2002  Additions  Reductions  April 30, 2003  Depreciation
----------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Axsun Technologies, Inc., Cv., Series C             771,208         --          --         771,208    $8,636,064
fusionOne, Inc., 8% Non-Cum. Cv., Series D        1,675,894         --          --       1,675,894     9,036,923
ITF Optical Technologies, Inc., Cv., Series A       200,000         --          --         200,000     4,883,240

4. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.

8  |  OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 April 30, 2003
-------------------------------------------------------------------------------
 Assets
 Investments, at value (including $96,363,000
 in repurchase agreements)--
 see accompanying statement:
 Unaffiliated companies (cost $697,337,073)                      $  743,524,902
 Affiliated companies (cost $23,100,101)                                543,874
                                                                 ---------------
                                                                    744,068,776
--------------------------------------------------------------------------------
 Cash                                                                   497,785
--------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     599,019
 Interest and dividends                                                   5,695
 Other                                                                    7,829
                                                                 ---------------
 Total assets                                                       745,179,104

--------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased                                               19,829,193
 Shares of beneficial interest redeemed                                 949,289
 Shareholder reports                                                    484,859
 Transfer and shareholder servicing agent fees                          200,173
 Distribution and service plan fees                                     139,397
 Trustees' compensation                                                 137,988
 Other                                                                   47,055
                                                                 ---------------
 Total liabilities                                                   21,787,954

--------------------------------------------------------------------------------
 Net Assets                                                      $  723,391,150
                                                                 ===============

--------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                 $1,941,983,592
--------------------------------------------------------------------------------
 Accumulated net investment loss                                     (4,709,776)
--------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions        (1,237,514,268)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments                          23,631,602
                                                                 ---------------
 Net Assets                                                      $  723,391,150
                                                                 ===============

9  |  OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited / Continued

--------------------------------------------------------------------------------
 Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of  $342,327,016 and 29,715,999
 shares of beneficial interest outstanding)                              $11.52
 Maximum offering price per share (net asset
 value plus sales charge of 5.75% of offering price)                     $12.22
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge)
 and offering price per share (based on net
 assets of $275,545,400 and 24,883,938 shares
 of beneficial interest outstanding)                                     $11.07
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge)
 and offering price per share (based on net
 assets of $82,405,478 and 7,444,604 shares of
 beneficial interest outstanding)                                        $11.07
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales charge)
 and offering price per share (based on net
 assets of $11,161,814 and 974,260 shares of
 beneficial interest outstanding)                                        $11.46
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering
 price per share (based on net assets of $11,951,442
 and 1,010,626 shares of beneficial interest outstanding)                $11.83

 See accompanying Notes to Financial Statements.

10  |  OPPENHEIMER MIDCAP FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended April 30, 2003

------------------------------------------------------------------------------
 Investment Income

 Dividends                                                        $   820,214
------------------------------------------------------------------------------
 Interest                                                             554,560
                                                                  ------------
 Total investment income                                            1,374,774

------------------------------------------------------------------------------
 Expenses

 Management fees                                                    2,488,059
------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              348,167
 Class B                                                            1,353,875
 Class C                                                              395,076
 Class N                                                               23,922
------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                            1,119,328
 Class B                                                            1,066,497
 Class C                                                              304,224
 Class N                                                               24,662
 Class Y                                                               13,996
------------------------------------------------------------------------------
 Shareholder reports                                                  353,845
------------------------------------------------------------------------------
 Trustees' compensation                                                 7,266
------------------------------------------------------------------------------
 Custodian fees and expenses                                            5,051
------------------------------------------------------------------------------
 Other                                                                 73,624
                                                                  ------------
 Total expenses                                                     7,577,592
 Less reduction to custodian expenses                                    (120)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class A                                       (665,872)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class B                                       (758,160)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class C                                       (210,195)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class N                                         (6,768)
                                                                  ------------
 Net expenses                                                       5,936,477


------------------------------------------------------------------------------
 Net Investment Loss                                               (4,561,703)


------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                      (85,769,503)
 Closing and expiration of option contracts written                   191,097
                                                                  ------------
 Net realized loss                                                (85,578,406)
------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments              93,448,645
                                                                  ------------
 Net realized and unrealized gain                                   7,870,239

------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations             $ 3,308,536
                                                                  ============

 See accompanying Notes to Financial Statements.

11  |  OPPENHEIMER MIDCAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Six Months          Year
                                                           Ended         Ended
                                                  April 30, 2003   October 31,
                                                     (Unaudited)          2002
--------------------------------------------------------------------------------
 Operations

 Net investment loss                                 $(4,561,703) $ (14,191,329)
--------------------------------------------------------------------------------
 Net realized loss                                   (85,578,406)  (235,256,189)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation                93,448,645     31,615,304
                                                    ----------------------------
 Net increase (decrease) in net assets
 resulting from operations                             3,308,536   (217,832,214)

--------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets
 resulting from beneficial interest
 transactions:
 Class A                                             (11,714,381)   (79,503,847)
 Class B                                             (16,352,042)   (59,860,957)
 Class C                                              (1,203,299)   (19,236,764)
 Class N                                               2,178,678      8,462,388
 Class Y                                               4,178,724      4,409,028

--------------------------------------------------------------------------------
 Net Assets

 Total decrease                                      (19,603,784)  (363,562,366)
--------------------------------------------------------------------------------
 Beginning of period                                 742,994,934  1,106,557,300
                                                    ----------------------------
 End of period [including accumulated net
 investment loss of $4,709,776 and
 $148,073, respectively]                            $723,391,150   $742,994,934
                                                    ============================

 See accompanying Notes to Financial Statements.

12  |  OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS

                                          Six Months                                                              Year
                                               Ended                                                             Ended
                                      April 30, 2003                                                          Oct. 31,
Class A                                  (Unaudited)        2002          2001           2000        1999       1998 1
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period        $ 11.43     $ 14.42       $ 30.41        $ 19.88     $ 10.83      $ 10.00
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                   (.04)       (.13)         (.02)           .04        (.04)        (.02)
 Net realized and unrealized gain (loss)         .13       (2.86)       (15.97)         10.49        9.11          .85
                                              ---------------------------------------------------------------------------
 Total from investment operations                .09       (2.99)       (15.99)         10.53        9.07          .83
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain     --          --            --             --        (.02)          --
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $11.52      $11.43        $14.42         $30.41      $19.88       $10.83
                                              ===========================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2             0.79%     (20.74)%      (52.58)%        52.97%      83.79%        8.30%


-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)   $342,327    $351,983      $532,338     $1,055,967    $167,879      $14,607
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $334,180    $460,797      $718,814     $  728,168    $ 60,644      $ 7,185
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                  (0.93)%     (1.06)%       (0.09)%         0.28%      (0.49)%      (0.33)%
 Expenses, gross                                1.73%       1.68%         1.33%          1.16%       1.40%        1.59% 4
 Expenses, net                                  1.33% 5,6   1.47% 5,6     1.32% 5,6      1.16% 5     1.40% 5      1.59%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          36%         51%           84%            23%         61%         117%

1. For the period from December 1, 1997 (inception of offering) to October 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. Reduction to custodian expenses less than 0.01%.
6. Net of voluntary waiver of transfer agent fees.
See accompanying Notes to Financial Statements.

13  |  OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  Continued

                                          Six Months                                                              Year
                                               Ended                                                             Ended
                                      April 30, 2003                                                          Oct. 31,
Class B                                  (Unaudited)        2002          2001           2000        1999       1998 1
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period        $ 11.02     $ 14.02       $ 29.79        $ 19.62     $ 10.77      $ 10.00
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                            (.11)       (.30)         (.15)          (.07)       (.07)        (.05)
 Net realized and unrealized gain (loss)         .16       (2.70)       (15.62)         10.24        8.94          .82
                                              ---------------------------------------------------------------------------
 Total from investment operations                .05       (3.00)       (15.77)         10.17        8.87          .77
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain     --          --            --             --        (.02)          --
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $11.07      $11.02        $14.02         $29.79      $19.62       $10.77
                                              ===========================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2             0.45%     (21.40)%      (52.94)%        51.83%      82.40%        7.70%


-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)   $275,545    $291,397      $438,962       $874,830    $118,611       $7,654
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $272,931    $385,917      $592,096       $594,390    $ 40,455       $3,521
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                           (1.67)%     (1.85)%       (0.84)%         (0.48)%    (1.25)%      (1.06)%
 Expenses, gross                                2.63%       2.48%         2.08%          1.91%       2.16%        2.35% 4
 Expenses, net                                  2.07% 5,6   2.27% 5,6     2.07% 5,6      1.91% 5     2.16% 5      2.35%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          36%         51%           84%            23%         61%         117%

1. For the period from December 1, 1997 (inception of offering) to October 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. Reduction to custodian expenses less than 0.01%.
6. Net of voluntary waiver of transfer agent fees.
See accompanying Notes to Financial Statements.

14  |  OPPENHEIMER MIDCAP FUND

                                          Six Months                                                              Year
                                               Ended                                                             Ended
                                      April 30, 2003                                                          Oct. 31,
Class C                                  (Unaudited)        2002          2001           2000        1999       1998 1
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period        $ 11.02     $ 14.02       $ 29.78        $ 19.60     $ 10.76      $ 10.00
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                            (.09)       (.30)         (.15)          (.07)       (.06)        (.05)
 Net realized and unrealized gain (loss)         .14       (2.70)       (15.61)         10.25        8.92          .81
                                            -------------------------------------------------------------------------------
 Total from investment operations                .05       (3.00)       (15.76)         10.18        8.86          .76
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Distributions in excess of net
 realized gain                                    --          --            --             --        (.02)          --
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $11.07      $11.02        $14.02         $29.78      $19.60       $10.76
                                            ===============================================================================

---------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2             0.45%     (21.40)%      (52.92)%        51.94%      82.38%        7.60%


---------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)    $82,405   $  83,351      $128,230       $247,566     $26,482       $2,587
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $79,665    $112,436      $170,129       $161,221     $ 9,066       $1,271
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                           (1.68)%     (1.84)%       (0.85)%        (0.48)%     (1.26)%      (1.07)%
 Expenses, gross                                2.61%       2.47%         2.08%          1.91%       2.16%        2.35% 4
 Expenses, net                                  2.08% 5,6   2.26% 5,6     2.07% 5,6      1.91% 5     2.16% 5      2.35%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          36%         51%           84%            23%         61%         117%

1. For the period from December 1, 1997 (inception of offering) to October 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. Reduction to custodian expenses less than 0.01%.
6. Net of voluntary waiver of transfer agent fees.

See accompanying Notes to Financial Statements.

15  |  OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  Continued

                                                      Six Months                         Year
                                                           Ended                        Ended
                                                  April 30, 2003                     Oct. 31,
Class N                                              (Unaudited)          2002         2001 1
--------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                    $ 11.38       $ 14.40        $ 19.54
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                        (.09)         (.14)          (.05)
 Net realized and unrealized gain (loss)                     .17         (2.88)         (5.09)
                                                          ----------------------------------------
 Total from investment operations                            .08         (3.02)         (5.14)
--------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain                 --            --             --
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.46        $11.38         $14.40
                                                          ========================================

--------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                         0.70%       (20.97)%       (26.31)%


--------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $11,162        $8,846         $2,268
--------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $ 9,661        $6,576         $1,250
--------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                       (1.32)%       (1.28)%        (0.94)%
 Expenses, gross                                            1.85%         1.87%          1.73%
 Expenses, net                                              1.71% 4,5     1.66% 4,5      1.72% 4,5
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      36%           51%            84%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Net of voluntary waiver of transfer agent fees.
See accompanying Notes to Financial Statements.

16  |  OPPENHEIMER MIDCAP FUND

                                          Six Months                                                              Year
                                               Ended                                                             Ended
                                      April 30, 2003                                                          Oct. 31,
Class Y                                  (Unaudited)        2002          2001           2000        1999       1998 1
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period        $ 11.71     $ 14.69       $ 30.86        $ 20.07     $ 10.88      $ 10.00
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                   (.12)       (.08)         (.08)          (.02)       (.01)         .01
 Net realized and unrealized gain (loss)         .24       (2.90)       (16.09)         10.81        9.22          .87
                                             ----------------------------------------------------------------------------
 Total from investment operations                .12       (2.98)       (16.17)         10.79        9.21          .88
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions in excess of net realized gain     --          --            --             --        (.02)          --
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $11.83      $11.71        $14.69         $30.86      $20.07       $10.88
                                              ===========================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2             1.03%     (20.29)%      (52.40)%        53.76%      84.69%        8.80%


-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)    $11,951      $7,419        $4,759           $115          $2           $1
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $ 9,115      $6,449        $2,720           $ 33          $2           $1
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                  (0.75)%     (0.39)%       (0.12)%         0.60%      (0.06)%       0.05%
 Expenses, gross                                1.15%       0.83%         1.07%          0.74%       1.03%        1.09% 4
 Expenses, net                                  1.15% 5     0.83% 5       1.02% 5,6      0.74% 5     1.03% 5      1.09%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          36%         51%           84%            23%         61%         117%

1. For the period from December 1, 1997 (inception of offering) to October 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. Reduction to custodian expenses less than 0.01%.
6. Net of voluntary waiver of transfer agent fees.

See accompanying Notes to Financial Statements.

17  |  OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

18  |  OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of April 30, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $1,236,791,274. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2003, the Fund did not use carryforward to offset capital gains realized. During the year ended October 31, 2002, the Fund did not use carryforward to offset capital gains realized.

 As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2006    $    2,792,572
                              2007         3,516,822
                              2008       142,020,390
                              2009       764,990,986
                              2010       237,892,098
                                      --------------
                              Total   $1,151,212,868
                                      ==============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2003, the Fund's projected benefit obligations were decreased by $4,304 and payments of $3,871 were made to retired trustees, resulting in an accumulated liability of $139,896 as of April 30, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

19  |  OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    No distributions were paid during the six months ended April 30, 2003 and the year ended October 31, 2002.

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

             Six Months Ended April 30, 2003        Year Ended October 31, 2002
                     Shares           Amount           Shares            Amount
--------------------------------------------------------------------------------
 Class A
 Sold             4,114,279     $ 45,766,376       10,246,014     $ 140,041,291
 Redeemed        (5,206,092)     (57,480,757)     (16,353,774)     (219,545,138)
                 ---------------------------------------------------------------
 Net decrease    (1,091,813)    $(11,714,381)      (6,107,760)    $ (79,503,847)
                 ===============================================================


--------------------------------------------------------------------------------
 Class B
 Sold             1,990,184     $ 21,198,964        5,434,402     $  72,796,103
 Redeemed        (3,542,899)     (37,551,006)     (10,300,242)     (132,657,060)
                 ---------------------------------------------------------------
 Net decrease    (1,552,715)    $(16,352,042)      (4,865,840)    $ (59,860,957)
                 ===============================================================

20  |  OPPENHEIMER MIDCAP FUND

             Six Months Ended April 30, 2003        Year Ended October 31, 2002
                     Shares           Amount           Shares            Amount
--------------------------------------------------------------------------------
 Class C
 Sold             1,044,223     $ 11,096,891        2,545,426      $ 33,944,222
 Redeemed        (1,163,927)     (12,300,190)      (4,128,477)      (53,180,986)
                 ---------------------------------------------------------------
 Net decrease      (119,704)    $ (1,203,299)      (1,583,051)     $(19,236,764)
                 ===============================================================


--------------------------------------------------------------------------------
 Class N
 Sold               315,808     $  3,475,070          900,502      $ 11,916,305
 Redeemed          (118,536)      (1,296,392)        (281,019)       (3,453,917)
                 ---------------------------------------------------------------
 Net increase       197,272     $  2,178,678          619,483      $  8,462,388
                 ===============================================================


--------------------------------------------------------------------------------
 Class Y
 Sold               479,549     $  5,330,470          505,761      $  7,112,046
 Redeemed          (102,216)      (1,151,746)        (196,412)       (2,703,018)
                 ---------------------------------------------------------------
 Net increase       377,333     $  4,178,724          309,349      $  4,409,028
                 ===============================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2003, were $223,348,398 and $235,990,244, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $700 million; 0.58% of the next $1 billion and 0.56% of average annual net assets in excess of $2.5 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

21  |  OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate       Class A   Concessions   Concessions     Concessions    Concessions
                      Front-End     Front-End    on Class A    on Class B      on Class C     on Class N
                  Sales Charges Sales Charges        Shares        Shares          Shares         Shares
                     on Class A   Retained by   Advanced by   Advanced by     Advanced by    Advanced by
 Six Months Ended        Shares   Distributor Distributor 1  Distributor 1  Distributor 1  Distributor 1
--------------------------------------------------------------------------------------------------------
 April 30, 2003        $542,027      $164,525       $53,999       $703,547        $85,401        $22,453

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            Class A       Class B        Class C        Class N
                         Contingent    Contingent     Contingent     Contingent
                           Deferred      Deferred       Deferred       Deferred
                      Sales Charges Sales Charges  Sales Charges  Sales Charges
                        Retained by   Retained by    Retained by    Retained by
 Six Months Ended       Distributor   Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
 April 30, 2003              $4,962      $509,161        $10,477         $6,903

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended April 30, 2003, payments under the Class A Plan totaled $348,167, all of which were paid by the Distributor to recipients, and included $32,564 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

22  |  OPPENHEIMER MIDCAP FUND

 Distribution fees paid to the Distributor for the six months ended April 30, 2003, were as follows:

                                                                  Distributor's
                                                   Distributor's      Aggregate
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                  Total Payments  Amount Retained       Expenses  of Net Assets
                      Under Plan   by Distributor     Under Plan       of Class
--------------------------------------------------------------------------------
 Class B Plan         $1,353,875       $1,061,684    $18,995,716           6.89%
 Class C Plan            395,076           93,886      3,186,207           3.87
 Class N Plan             23,922           20,255        233,329           2.09

--------------------------------------------------------------------------------
 5. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the six months ended April 30, 2003 was as follows:

                                                          Call Options
                                              -------------------------
                                              Number of      Amount of
                                              Contracts       Premiums
       ----------------------------------------------------------------
       Options outstanding as of October 31, 2002    --      $      --
       Options written                            1,300        191,097
       Options closed or expired                 (1,300)      (191,097)
                                                 ----------------------
       Options outstanding as of April 30, 2003      --      $      --
                                                 ======================

23  |  OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 6. Illiquid or Restricted Securities
 As of April 30, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 2003 was $543,874, which represents 0.08% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                             Acquisition                 Valuation as of     Unrealized
 Security                                          Dates          Cost    April 30, 2003   Depreciation
-------------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Axsun Technologies, Inc., Cv., Series C        12/13/00    $8,999,997          $363,933     $8,636,064
-------------------------------------------------------------------------------------------------------
 Centerpoint Broadband Technologies,
 Inc., Cv., Series D                            10/23/00     5,999,997                --      5,999,997
-------------------------------------------------------------------------------------------------------
 fusionOne, Inc., 8% Non-Cum.
 Cv., Series D                                    9/6/00     9,100,104             63,181     9,036,923
-------------------------------------------------------------------------------------------------------
 ITF Optical Technologies, Inc.,
 Cv., Series A                                    4/7/00     5,000,000            116,760     4,883,240

--------------------------------------------------------------------------------
 7. Borrowing and Lending Arrangements
 Bank Borrowings. The Fund had the ability to borrow from banks for temporary or emergency purposes. Asset coverage for borrowings must be at least 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit from a bank, for liquidity purposes. Under that line of credit, each fund was charged interest on its borrowings at a rate equal to the Federal Funds rate plus 0.45%. The Fund paid a commitment fee on its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002, when the Fund entered into the interfund borrowing and lending arrangements described below.
    The Fund had no outstanding borrowings under the credit facility through November 12, 2002.

24  |  OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the investment manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the six months ended or at April 30, 2003.

25  |  OPPENHEIMER MIDCAP FUND

OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
 Trustees and Officers     Thomas W. Courtney, Chairman
                           John V. Murphy, President
                           Paul Y. Clinton, Trustee
                           Robert G. Galli, Trustee
                           Lacy B. Herrmann, Trustee
                           Brian Wruble, Trustee
                           Bruce Bartlett, Vice President
                           Robert G. Zack, Secretary
                           Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.

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 Distributor               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors      KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel             Mayer Brown Rowe & Maw

                           The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

(C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

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 Not part of the semiannual report to Fund shareholders
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26  |  OPPENHEIMER MIDCAP FUND

OPPENHEIMERFUNDS FAMILY

-------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund                    Global Fund
                        International Small Company Fund           Quest Global Value Fund, Inc.
                        International Growth Fund                  Global Opportunities Fund 1
-------------------------------------------------------------------------------------------------------
 Equity                 Stock                                      Stock & Bond
                        Emerging Technologies Fund                 Quest Opportunity Value Fund
                        Emerging Growth Fund                       Total Return Fund, Inc.
                        Enterprise Fund                            Quest Balanced Value Fund
                        Discovery Fund                             Capital Income Fund
                        Main Street Small Cap Fund(R)              Multiple Strategies Fund
                        Small Cap Value Fund                       Disciplined Allocation Fund
                        MidCap Fund                                Convertible Securities Fund
                        Main Street Opportunity Fund(R)            Specialty
                        Growth Fund                                Real Asset Fund(R)
                        Capital Appreciation Fund                  Gold & Special Minerals Fund
                        Main Street Fund(R)2                       Tremont Market Neutral Fund, LLC 3
                        Value Fund                                 Tremont Opportunity Fund, LLC 3
                        Quest Capital Value Fund, Inc.
                        Quest Value Fund, Inc.
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
-------------------------------------------------------------------------------------------------------
 Income                 Taxable                                    Rochester Division
                        International Bond Fund                    California Municipal Fund 5
                        High Yield Fund                            New Jersey Municipal Fund 5
                        Champion Income Fund                       AMT-Free New York Municipals 5,6
                        Strategic Income Fund                      Municipal Bond Fund
                        Bond Fund                                  Limited Term Municipal Fund
                        Total Return Bond Fund                     Rochester National Municipals
                        Senior Floating Rate Fund                  Rochester Fund Municipals
                        U.S. Government Trust                      Limited Term New York Municipal Fund
                        Limited-Term Government Fund               Pennsylvania Municipal Fund 5
                        Capital Preservation Fund 4
-------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                      Stock & Bond
                        Mercury Advisors Focus Growth Fund         QM Active Balanced Fund 4
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund
                        Mercury Advisors S&P 500(R) Index Fund 4
-------------------------------------------------------------------------------------------------------
 Money Market 7         Money Market Fund, Inc.                    Cash Reserves

1. The Fund's name changed from Oppenheimer Global Growth & Income Fund on
6/1/03.
2. The Fund's name changed from Oppenheimer Main Street Growth & Income Fund(R) on 4/30/03.
3. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
4. Available only through qualified retirement plans.
5. Available to investors only in certain states.
6. The Fund's name changed from Oppenheimer New York Municipal Fund on 1/22/03.
7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

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 Not part of the semiannual report to Fund shareholders
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27  |  OPPENHEIMER MIDCAP FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

 We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct, our electronic document delivery service
o Your transactions with us, our  affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Security
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
 o Account access
 o Create a user ID and profile
 o User profile
 o eDocs Direct, our electronic document delivery service

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 Not part of the semiannual report to Fund shareholders
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28  |  OPPENHEIMER MIDCAP FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

Emails and Encryption
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the Log Out of Account Area button before you close your browser.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

How You Can Help
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL OPP (1.800.225.5677).

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 Not part of the semiannual report to Fund shareholders
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29  |  OPPENHEIMER MIDCAP FUND

INFORMATION AND SERVICES

Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at
www.oppenheimerfunds.com

GRAPHIC OMITTED
eDocs Direct

Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
-------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
-------------------------------------------------------------------------------
Ticker Symbols
Class A: OMDAX  Class B: OMDBX  Class C: OMDCX  Class N: OMDNX  Class Y: OMDYX

1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

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 Not part of the semiannual report to Fund shareholders
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                                                         [GRAPHIC]
                                                    OppenheimerFunds[R]
                                                     Distributor, Inc.

RS0745.001.0403  June 27, 2003

ITEM 2.  CODE OF ETHICS - NOT REQUIRED

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT - NOT REQUIRED

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  RESERVED

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of April 30, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)